                                                                    EXHIBIT 10.1

                              EXECUSTAY CORPORATION

                      1997 INCENTIVE AND STOCK OPTION PLAN


SECTION 1.  PURPOSE.

                             The purpose of this 1997 Incentive and Stock
Option Plan is to promote the interests of ExecuStay Corporation (the "Company"), and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders.

SECTION 2.  DEFINITIONS.

                             As used in the Plan, the following terms shall
have the meanings set forth below:

                             (a)  "Affiliate" shall mean (i) any entity that,
directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

                             (b)  "Award" shall mean any Option or Other
Stock-Based Grant granted under the Plan.

                             (c)  "Award Agreement" shall mean any written
agreement, contract or other instrument or document evidencing any Award granted under the Plan.

                             (d)  "Code" shall mean the Internal Revenue Code
of 1986, as amended from time to time, and any regulations promulgated thereunder.

                             (e)  "Committee" shall mean a committee of the
Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3, each of whom is an "outside director" within the meaning of Section 162(m) of the Code to the extent required by such Section.

                             (f)  "Company" shall mean ExecuStay Corporation, a
Maryland corporation, and any successor corporation.

                             (g)  "Eligible Person" shall mean any employee,
officer, director, consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

                             (h)  "Exchange Act" shall mean the Securities and
Exchange Act of 1934, as amended.

                             (i)  "Fair Market Value" shall mean, with respect
to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established in good faith from time to time by the Committee. Where there is a public market for the Shares, the fair market value per Share on a given date shall be the closing price of a Share in the over-the-counter market on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq Stock Market ("Nasdaq") or, in the event the Shares are traded on the Nasdaq National Market ("NMS") or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on such date, as reported in The Wall Street Journal; if such market or exchange is not open for trading on such date, the Fair Market Value shall be determined as of the day closest to such date when such market or exchange is open for trading.

                             (j)  "Incentive Stock Option" shall mean an option
granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

                             (k)  "Non-Employee Director" shall mean a director
who is not also an employee of the Company or an Affiliate.

                             (l)  "Non-Qualified Stock Option" shall mean an
option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

                             (m)  "Option" shall mean an Incentive Stock Option
or a Non-Qualified Stock Option.

                             (n)  "Other Stock-Based Award" shall mean any
right granted under Section 6(b) of the Plan.

                             (o)  "Participant" shall mean an Eligible Person
whom the Committee designates to receive an Award under the Plan.

                             (p)  "Person" shall mean any individual,
corporation, partnership, association or trust.

                             (q)  "Plan" shall mean this 1997 Incentive and
Stock Option Plan, as amended from time to time.

                             (r)  "Shares" shall mean shares of Common Stock,
$.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

SECTION 3.  ADMINISTRATION.


                             (a)  Power and Authority of the Committee.  The
Plan shall be administered by the Committee; provided, however, that Section 7 of the Plan shall not be administered by the Committee but rather by the Board of Directors subject to the provisions and restrictions of Section 7. Subject to the express provisions of the Plan and to applicable law, and except with respect to Section 7 of the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options;
(vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

                             (b)  Delegation.  The Committee may delegate its
powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act in such a manner as would cause any Award made under the Plan not to comply with the requirements of Rule 16b-3 or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code to the extent required by such Section.

                             (c)  Power and Authority of the Board of
Directors. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

                             (a)  Shares Available.  Subject to adjustment as
provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 700,000. Shares to be issued under the Plan shall be authorized but previously unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, and subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provision, the number of Shares available under the Plan for granting Incentive Stock Options shall not exceed 700,000 Shares.

                             (b)  Accounting for Awards.  For purposes of this
Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

                             (c)  Adjustments.  In the event that the Committee
shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

SECTION 5.  ELIGIBILITY.

                             Any Eligible Person, including any Eligible Person
who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision. Non-Employee Directors shall be eligible to receive Awards of Non-Qualified Stock Options under the Plan only as provided in Section 7 of the Plan.

SECTION 6.  AWARDS.


                             (a)  Options.  The Committee is hereby authorized
to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                             (i) Exercise Price. The purchase price per Share
                      purchasable under an Option shall be determined by the Committee; provided, however, that the purchase price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                             (ii) Option Term. The term of each Option shall be
                      fixed by the Committee; provided, however, that the term of an Incentive Stock Option may not extend more than ten years from the date of grant of such Incentive Stock Option.

                             (iii) Time and Method of Exercise. The Committee
                      shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

                             (iv) Certain Options to be Treated as
                      Non-Qualified Stock Options. If the aggregate Fair Market Value of all Shares subject to Incentive Stock

                      Options granted to a Participant under all plans of the Company and its parent and subsidiary corporations (as described in Section 422(d) of the Code) that are exercisable for the first time during any calendar year exceeds $100,000 at the time an Option is granted to such Participant, then such Option shall be treated as an Option that does not qualify as an Incentive Stock Option.

                             (v) Ten Percent Shareholder Rule. Notwithstanding
                      any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan to a Participant who owns, directly or indirectly (within the meaning of Section 424(d) of the Code), Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, then any Incentive Stock Option to be granted to such Participant pursuant to the Plan shall satisfy the requirements of
                      Section 422(c)(5) of the Code, and the exercise price of such Option shall be not less than 110% of the Fair Market Value of the Shares covered, and such Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

                             (vi) Option Limitations Under the Plan. No
                      Eligible Person who is an employee of the Company at the time of grant may be granted any Option, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Option, covering more than 300,000 Shares in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Option representing "qualified performance-based compensation" within the meaning of
                      Section 162(m) of the Code to the extent required by such Section.

                             (b)  Other Stock-Based Awards.  The Committee is
hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(b) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

                             (c)  General.  Except as otherwise specified with
respect to Awards to Non-Employee Directors pursuant to Section 7 of the Plan:

                              (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                              (ii) Grant of Additional Awards. An Eligible
                      Person who has been granted an Award under this Plan may be granted additional Awards under the Plan if the Committee shall so determine.

                             (iii) Forms of Payment under Awards. Subject to
                      the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

                              (iv) Limits on Transfer of Awards. No Award
                      (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                             (v) Term of Awards. The term of each Award shall
                      be for such period as may be determined by the Committee and the Committee shall be under no duty to provide terms of like duration for Awards granted under the Plan.

                             (vi) Restrictions; Securities Exchange Listing.
                      All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange

                      Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are quoted on Nasdaq, traded on NMS or listed on a stock exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for quotation or trading on NMS or such stock exchange.

SECTION 7.  OPTIONS TO NON-EMPLOYEE DIRECTORS.

                             (a)  Eligibility.  If the Plan is approved by the
shareholders of the Company, Options shall be granted automatically under the plan to each Non-Employee Director under the terms and conditions contained in this Section 7. The authority of the Committee under this Section 7 shall be limited to ministerial and non-discretionary matters.

                             (b)  Option Grants.  Each Non-Employee Director
serving on the Company's Board of Directors upon effectiveness of the Company's initial public offering (the "Public Offering") will be granted an Option to purchase 10,000 shares of Common Stock. Each Non-Employee Director first elected or appointed following the Public Offering shall also be granted an Option to purchase 10,000 Shares on the date of their election or appointment. Non-Employee Directors shall be granted additional Options to purchase 10,000 Shares at the fourth anniversary of the initial grant if such director continues to serve on the Board of Directors. The exercise price of each Option shall be equal to 100% of the Fair Market Value per Share on the date of grant. Such Options shall be Non-Qualified Stock Options, shall terminate on the tenth anniversary of the date of grant, unless previously exercised or terminated, and shall be exercisible as to 25% of the shares subject to such option on the date of grant and as to an additional 25% on each of the first, second and third anniversaries of the date of grant. Such Options shall be subject to the terms and conditions of Sections 6(a) and 10 of the Plan and to other standard terms and conditions contained in the form of Non-Qualified Stock Option Agreement used by the Company from time to time. Such Options shall also terminate three months following the date upon which the participant ceases to be a director of the Company, except that:

                             (i) In the event that a Non-Employee Director who
                      is granted an Option shall cease to be a director of the Company by reason of such director's willful and material misconduct, the Options shall terminate as of the date of such misconduct, and

                             (ii) If a Non-Employee Director who is granted an
                      Option shall die while a director of the Company or within three months after he or she ceases to be a director of the Company for any reason other than willful and material misconduct, or if such director ceases to be a director of the Company by reason of his or her disability and he or she shall not have fully exercised the Option, the Option may be exercised at any time within 12 months after such director's death, or 12 months after cessation of directorship, in accordance with its terms by such director's legal representatives or administrators or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution, but only to the extent of the full number of Shares such director was entitled to purchase under the Option on the date of death or cessation of directorship.

                             (c)  Exercise of Non-Employee Director Options.
Non-Qualified Stock Options granted to Non-Employee Directors may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal executive offices, to the attention of the Company's Secretary. The notice shall state the number of Shares as to which the Option is being exercised and be accompanied by payment of the purchase price. A Non-Employee Director may, at such Director's election, pay the purchase price by check payable to the Company, by promissory note, in Shares, or in any combination thereof having a Fair Market Value on the exercise date equal to the applicable exercise price. If payment or partial payment is made by promissory note, such note shall be (i) full recourse, (ii) limited in principal amount to the maximum amount permitted under applicable laws, rules and regulations, (iii) bear interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto.

                             (d)  Amendments to Section 7.  The provisions of
this Section 7 may not be amended more often than once every six months other than to comply with changes in the Code or the rules and regulations promulgated under the Code.

SECTION 8.  AMENDMENT AND TERMINATION; ADJUSTMENTS.

                             Except to the extent prohibited by applicable law
and unless otherwise expressly provided in an Award Agreement or in the Plan:

                             (a)  Amendments to the Plan.  The Board of
Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would:

                             (i)  cause Rule 16b-3 under the Exchange Act or
                      Section 162(m) of the Code to become unavailable with respect to the Plan;

                             (ii) violate the rules or regulations of Nasdaq, NMS or any stock exchange that are applicable to the Company; or

                             (iii) cause the Company to be unable, under the
                      Code, to grant Incentive Stock Options under the Plan.

                             (b)  Amendments to Awards.  The Committee may
waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided herein or in the Award Agreement.

                             (c)  Correction of Defects, Omissions and
Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9.  INCOME TAX WITHHOLDING; TAX BONUSES.

                             (a)  Withholding.  In order to comply with all
applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, all of which are and shall remain the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

                             (b)  Tax Bonuses.  The Committee, in its
discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants (except to Non-Employee Directors) to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 10. GENERAL PROVISIONS.

                             (a)  No Rights to Awards. No Eligible Person,
Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

                             (b)  Award Agreements.  No Participant will have
rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if required by the Company, signed by the Participant.

                             (c)  No Limit on Other Compensation Arrangements.
Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                             (d)  No Right to Employment.  The grant of an
Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a Non-Employee Director the right to continue as a Director, of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a Non-Employee Director, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                             (e)  Governing Law.  The validity, construction
and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Maryland.

                             (f)  Severability.  If any provision of the Plan
or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee (or, in the case of grants under Section 7 of the Plan, the Board of Directors), such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee (or, in the case of grants under Section 7 of the Plan, the Board of Directors), materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

                             (g)  No Trust or Fund Created.  Neither the Plan
nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                             (h)  No Fractional Shares.  No fractional Shares
shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                             (i)  Headings.  Headings are given to the Sections
and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                             (j)  Other Benefits.  No compensation or benefit
awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

                             (k)  Section 16(b) Compliance.  The Plan is
intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are (i) officers or directors of the Company or (ii) Affiliates, in each case subject to Section 16 of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other participants.


SECTION 11.  EFFECTIVE DATE; TERM.

                             (a)  Effective Date.  The Plan shall be effective
as of the date of its approval by the Board of Directors of the Company (the "Effective Date"); provided, however, that if the Company's shareholders do not approve the Plan at a meeting of shareholders within one year of the Effective Date, the Plan shall be null and void and all Awards granted under the Plan shall be of no force or effect.

                             (b)  Term.  Awards shall be granted under the Plan
only during a 10- year period beginning on the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, however, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

                             EXECUSTAY CORPORATION

                      NONQUALIFIED STOCK OPTION AGREEMENT



                 This Nonqualified Stock Option Agreement (the "Agreement") is made and entered into effective as of _______________, ____, by and between ExecuStay Corporation, a Maryland corporation (the "Company"), and _____________________ ("Optionee").

                 WHEREAS, the Company has adopted the ExecuStay Corporation 1997 Incentive and Stock Option Plan (the "Plan"), which permits the issuance of stock options for the purchase of shares of the Company's Common Stock, $.01 par value, (the "Common Stock"), and the Company wishes to grant this stock option to Optionee pursuant to the Plan. (Capitalized terms used herein but not otherwise defined herein have the meanings assigned to them in the Plan.)

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the Company and Optionee do hereby agree as follows:


SECTION 1.  GRANT OF OPTION.

                 The Company hereby grants Optionee, as of the date of this Agreement, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ________ shares of the Common Stock at the price of $_____ per share and subject to all of the terms and conditions of this Agreement and of the Plan. The Option is not intended to be an Incentive Stock Option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2.  DURATION AND EXERCISABILITY.

                 (a) The Option may not be exercised by Optionee except as set forth below, and the Option shall in all events terminate ten years from the date hereof. Subject to the other terms and conditions set forth herein, the Option shall vest and may be exercised by Optionee in cumulative installments as follows:

                                                  Cumulative percentage
                 On or after each of              of shares as to which the
                 the following dates              Option is exercisable___
                 -------------------              ------------------------







                 (b) During the lifetime of Optionee, the Option shall be exercisable only by Optionee. The Option shall not be assignable or transferable by Optionee, otherwise than by will or the laws of descent or distribution.

SECTION 3.  EFFECT OF TERMINATION OF EMPLOYMENT.

                 (a) In the event that Optionee shall cease to be employed by the Company or its Affiliates for any reason other than Optionee's gross and willful misconduct or Optionee's death or disability, Optionee shall have the right to exercise the Option at any time within three months after such termination of employment to the extent of the full number of shares Optionee was entitled to purchase under the Option on the date of termination, subject to the condition that the Option shall not be exercisable after the expiration of its term.

                 (b) In the event that Optionee shall cease to be employed by the Company or its Affiliates by reason of Optionee's gross and willful misconduct during the course of employment (as reasonably determined by the Company), the Option shall terminate as of the date of the misconduct.

                 (c) If Optionee shall die while in the employ of the Company or its Affiliates or within three months after termination of employment for any reason other than gross and willful misconduct, or if Optionee shall become disabled within the meaning of Section 22(e)(3) of the Code while in the employ of the Company or its Affiliates and Optionee shall not have fully exercised the Option, the Option may be exercised at any time within twelve months after Optionee's death or disability by the legal representative or, if applicable, guardian of Optionee, or by any person to whom the Option is transferred by will or the applicable laws of descent or distribution, to the extent of the full number of shares Optionee was entitled to purchase under the Option on the date of death (or termination of employment, if earlier) or disability and subject to the condition that the Option shall not be exercisable after the expiration of its term.

SECTION 4.  MANNER OF EXERCISE.

                 (a) The Option may only be exercised by Optionee or other proper party by delivery, within the Option period, of written notice to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised. The Company will verify the appropriateness of the election and determine the amounts of compensation and related withholding tax.

                 (b) The exercise amount and applicable taxes must be tendered by the Optionee or other proper party prior to the issuance of shares covered by the notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for Common Stock already owned by the Optionee or other proper party having a Fair Market Value as of the date of exercise equal to the full purchase price of the shares as to which the Option is exercised,
(ii) by delivery (including by facsimile) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares as to which the Option is exercised and deliver the sale proceeds directly to the Company to pay for the exercise price, (iii) by delivering to the Company the full option price in a combination of cash and Employee's full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the option price and a term not to exceed five (5) years, which promissory note shall provide for interest on the unpaid balance thereof which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto,
(iv) by a combination of the foregoing methods of payment, or (v) such other consideration and method of payment for the issuance of shares as may be permitted under applicable laws.

                 (c) The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee's intention to acquire the shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that the receipt of such representation shall not be required upon exercise of the Option in the event that, at the time of such exercise, the shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request.
The certificate representing the shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on the transferability of such shares.


SECTION 5.  MISCELLANEOUS.

                 (a) The Option is issued pursuant to the Plan and is subject to all of the terms and conditions thereof. Optionee acknowledges receipt of a copy of the Plan and represents to the Company that he or she is familiar with the provisions thereof.

                 (b) Nothing in this Agreement shall confer on Optionee any right to continue in the employ of the Company or any Affiliate of the Company or affect, in any way, the right of the Company or any Affiliate of the Company to terminate Optionee's employment at any time.

                 (c) Until Optionee or any other proper party has been issued the shares as to which this Option has been exercised, he or she shall possess no rights as a shareholder with respect to such shares.

                 (d) The exercise of all or any part of the Option shall only be effective at such time as the sale of the Common Stock pursuant to such exercise will not violate any federal or state securities laws.

                 (e) If there shall be any change in the Common Stock subject to the Option, through any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company or other similar corporate transaction or event, then, in order to prevent dilution or enlargement of the option rights granted hereunder, the Committee shall make appropriate adjustments in accordance with the Plan in the number and type of shares of Common Stock (or other securities or other property) subject to the Option and the exercise price with respect to the Option; provided, however, that the number of shares of Common Stock subject to the Option shall always be a whole number.

                 (f) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 6.  FEDERAL AND STATE TAXES

                 In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee. Employee may elect to satisfy his or her federal and state income tax withholding obligations upon exercise of this option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with the rules of the Committee, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of such option with a fair market value equal to such taxes, in accordance with the rules of the Committee.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first set forth above.

                                        ExecuStay Corporation


                                        By
                                           --------------------------------
                                            Name
                                                 --------------------------
                                            Its
                                                ---------------------------


                                        [Optionee]



                                        -----------------------------------
                                             Name
                                                  -------------------------

                             EXECUSTAY CORPORATION


                   EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT



                 This Employee Incentive Stock Option Agreement (the "Agreement") is made and entered into effective as of _____________, _____, by and between ExecuStay Corporation, a Maryland corporation (the "Company"), and _____________________ ("Optionee").

                 WHEREAS, the Company has adopted the ExecuStay Corporation 1997 Incentive and Stock Option Plan (the "Plan"), which permits the issuance of stock options for the purchase of shares of the Common Stock, $.01 par value, of the Company (the "Common Stock"), and the Company wishes to grant this stock option to Optionee pursuant to the Plan. (Capitalized terms used herein but not otherwise defined herein have the meanings assigned to them in the Plan.)

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the Company and Optionee do hereby agree as follows:


SECTION 1.  GRANT OF OPTION.

                 The Company hereby grants Optionee, as of the date of this Agreement, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ________ shares of the Common Stock at the price of $_____ per share and subject to all of the terms and conditions of this Agreement and of the Plan. It is understood and agreed that such price is not less than 100% of the Fair Market Value of each such share on the date of this Agreement. The Option is intended to be an Incentive Stock Option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2.  DURATION AND EXERCISABILITY.

                 (a) The Option may not be exercised by Optionee except as set forth below, and the Option shall in all events terminate ten years from the date hereof. Subject to the other terms and conditions set forth herein, the Option shall vest and may be exercised by Optionee in cumulative installments as follows:

                                                                    Cumulative percentage
                 On or after each of                                of shares as to which the
                 the following dates                                Option is exercisable
                 -------------------                                ------------------------





                 (b) During the lifetime of Optionee, the Option shall be exercisable only by Optionee. The Option shall not be assignable or transferable by Optionee, otherwise than by will or the laws of descent or distribution.

                 (c) Optionee understands that to the extent that the aggregate fair market value (determined as of the date hereof) of the Common Stock with respect to which all Incentive Stock Options (within the meaning of Section 422 of the Code) are exercisable for the first time by Optionee during any calendar year exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options.


SECTION 3.  EFFECT OF TERMINATION OF EMPLOYMENT.

                 (a) In the event that Optionee shall cease to be employed by the Company or its Affiliates for any reason other than Optionee's gross and willful misconduct or Optionee's death or disability, Optionee shall have the right to exercise the Option at any time within three months after such termination of employment to the extent of the full number of shares Optionee was entitled to purchase under the Option on the date of termination, subject to the condition that the Option shall not be exercisable after the expiration of its term.

                 (b) In the event that Optionee shall cease to be employed by the Company or its Affiliates by reason of Optionee's gross and willful misconduct during the course of employment (as reasonably determined by the Company), the Option shall terminate as of the date of the misconduct.

                 (c) If Optionee shall die while in the employ of the Company or its Affiliates or within three months after termination of employment for any reason other than gross and willful misconduct, or if Optionee shall become disabled within the meaning of Section 22(e)(3) of the Code while in the employ of the Company or its Affiliates and Optionee shall not have fully exercised the Option, the Option may be exercised at any time within twelve months after Optionee's death or disability by the legal representative or, if applicable, guardian of Optionee, or by any person to whom the Option is transferred by will or the applicable laws of descent or distribution, to the extent of the full number of shares Optionee was entitled to purchase under the Option on the date of death (or termination of employment, if earlier) or disability and subject to the condition that the Option shall not be exercisable after the expiration of its term.


SECTION 4.   MANNER OF EXERCISE.

                 (a) The Option may only be exercised by Optionee or other proper party by delivery, within the Option period, of written notice to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised. The Company will verify the appropriateness of the election and determine the amounts of compensation and related withholding tax.

                 (b) The exercise amount and applicable taxes must be tendered by the Optionee or other proper party prior to the issuance of shares covered by the notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for Common Stock already owned by the Optionee or other proper party having a Fair Market Value as of the date of exercise equal to the full purchase price of the shares as to which the Option is exercised,
(ii) by delivery (including by facsimile) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares as to which the Option is exercised and deliver the sale proceeds directly to the Company to pay for the exercise price, (iii) by delivering to the Company the full option price in a combination of cash and Employee's full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the option price and a term not to exceed five (5) years, which promissory note shall provide for interest on the unpaid balance thereof which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto,
(iv) by a combination of the foregoing methods of payment, or (v) such other consideration and method of payment for the issuance of shares as may be permitted under applicable laws.

                 (c) The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee's intention to acquire the shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that the receipt of such representation shall not be required upon exercise of the Option in the event that, at the time of such exercise, the shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request. The certificate representing the shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on the transferability of such shares.


SECTION 5.  MISCELLANEOUS.

                 (a) The Option is issued pursuant to the Plan and is subject to all of the terms and conditions thereof. Optionee acknowledges receipt of a copy of the Plan and represents to the Company that he or she is familiar with the provisions thereof.

                 (b) Nothing in this Agreement shall confer on Optionee any right to continue in the employ of the Company or any Affiliate of the Company or affect, in any way, the right of the Company or any Affiliate of the Company to terminate Optionee's employment at any time.

                 (c) Until Optionee or any other proper party has been issued the shares as to which this Option has been exercised, he or she shall possess no rights as a shareholder with respect to such shares.

                 (d) The exercise of all or any part of the Option shall only be effective at such time as the sale of the Common Stock pursuant to such exercise will not violate any federal or state securities laws.

                 (e) If there shall be any change in the Common Stock subject to the Option, through any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company or other similar corporate transaction or event, then, in order to prevent dilution or enlargement of the option rights granted hereunder, the Committee shall make appropriate adjustments in accordance with the Plan in the number and type of shares of Common Stock (or other securities or other property) subject to the Option and the exercise price with respect to the Option; provided, however, that the number of shares of Common Stock subject to the Option shall always be a whole number.

                 (f) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement.

                 (g) If Optionee shall dispose of any of the shares of Common Stock acquired upon exercise of the Option within two years from the date hereof or within one year after exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, Optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal and state income tax laws and regulations, the Company may take such action as it deems appropriate to ensure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee.


                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first set forth above.

                                      ExecuStay Corporation


                                       By
                                          ------------------------------
                                           Name
                                                ------------------------
                                           Its
                                               -------------------------


                                       [Optionee]


                                       ---------------------------------
                                           Name
                                                ------------------------

                             EXECUSTAY CORPORATION

                             NON-EMPLOYEE DIRECTOR
                      NONQUALIFIED STOCK OPTION AGREEMENT


                 This Non-Employee Director Nonqualified Stock Option Agreement (the "Agreement") is made and entered into effective as of _______________, ____, by and between ExecuStay Corporation, a Maryland corporation (the "Company"), and _____________________("Optionee").

                 WHEREAS, the Company has adopted the ExecuStay Corporation 1997 Incentive and Stock Option Plan (the "Plan"), which permits the issuance of stock options for the purchase of shares of the Company's Common Stock, $.01 par value, (the "Common Stock"), and the Company wishes to grant this stock option to Optionee pursuant to the Plan. (Capitalized terms used herein but not otherwise defined herein have the meanings assigned to them in the Plan.)

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the Company and Optionee do hereby agree as follows:

SECTION 1.  GRANT OF OPTION.

                 The Company hereby grants Optionee, as of the date of this Agreement, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of 10,000 shares of Common Stock at the price of $_____ per share and subject to all of the terms and conditions of this Agreement and of the Plan. The Option is not intended to be an Incentive Stock Option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2.   DURATION AND EXERCISABILITY.

                 (a) The Option may not be exercised by Optionee except as set forth below, and the Option shall in all events terminate ten years from the date hereof. Subject to the other terms and conditions set forth herein, the Option shall vest and may be exercised by Optionee in cumulative installments as follows:

                                                Percentage
                 On or after each of     of Shares as to which the
                 the following dates       Option is exercisable
                 -------------------     ---------------------------
                 Effective date   . . . . . . . . . . 25%;

                 First anniversary of
                 effective date   . . . . . . . . . . 50%;

                 Second anniversary of effective date 75%;

                 Third anniversary of
                 effective date   . . . . . . . . . . 100%

                 (b) During the lifetime of Optionee, the Option shall be exercisable only by Optionee. The Option shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution.

SECTION 3.  EFFECT OF TERMINATION OF DIRECTORSHIP.

                 (a) If Optionee ceases to serve as Director of the Company (including termination due to inability to continue service as Director with the Company as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code)), Optionee may exercise the Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the term of the Option, the Option shall terminate.

                 (b) Notwithstanding the provisions of Section 3(a) above, if Optionee dies during the term of the Option:

                 (i)         If Optionee was at the time of death
                 serving as Director and had been in Continuous Status as a Director since the date of grant of the Option, then the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as Director for six months after the date of death.

                 (ii) If Optionee's death occurred within 30 days after the termination of Optionee's Continuous Status as Director, then the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination of Continuous Status as Director.

SECTION 4.  MANNER OF EXERCISE.

                 (a) The Option may only be exercised by Optionee or other proper party within the option period by delivering written notice of exercise to the Company at its principal executive office. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all of the Shares designated in the notice.

                 (b) Optionee may, at the Company's election, pay the option price in cash, by check (bank check, certified check or personal check) or by any other means set forth in the Plan.

                 (c) The exercise of the Option is contingent upon receipt from Optionee (or other proper person exercising the Option) of a representation that, at the time of such exercise, it is Optionee's intention to acquire the Shares being purchased for investment and not with a view to the distribution or sale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"); provided, however, that the receipt of such representation shall not be required upon exercise of the Option if, at the time of such exercise, the issuance of the Shares subject to the Option shall have been properly registered under the Securities Act and all applicable state securities laws. Such representation shall be in writing and in such form as the Company may reasonably request. The certificate representing the Shares so issued for investment shall be imprinted with an appropriate legend setting forth all applicable restrictions on their transferability.

SECTION 5.  MISCELLANEOUS

                 (a) The Option is issued pursuant to the Plan and is subject to all of the terms and conditions thereof. Optionee acknowledges receipt of a copy of the Plan and represents to the Company that he or she is familiar with the provisions thereof.

                 (b) Until Optionee or any other proper party has been issued the shares as to which this Option has been exercised, he or she shall possess no rights as a shareholder with respect to such shares.

                 (c) The exercise of all or any part of the Option shall only be effective at such time as the sale of the Common Stock pursuant to such exercise will not violate any federal or state securities laws.

                 (d) If there shall be any change in the Common Stock subject to the Option, through any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company or other similar corporate transaction or event, then, in order to prevent dilution or enlargement of the option rights granted hereunder, the Committee shall make appropriate adjustments in accordance with the Plan in the number and type of shares of Common Stock (or other securities or other property) subject to the Option and the exercise price with respect to the Option; provided, however, that the number of shares of Common Stock subject to the Option shall always be a whole number.

                 (e) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 6.  FEDERAL AND STATE TAXES

                 In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee. Optionee may elect to satisfy his or her federal and state income tax withholding obligations upon exercise of this option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with the rules of the Committee, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of such option with a fair market value equal to such taxes, in accordance with the rules of the Committee.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date first set forth above.


                                        ExecuStay Corporation


                                        By
                                           ----------------------------
                                           Name
                                                -----------------------
                                           Its
                                               ------------------------


                                        [Optionee]


                                        -------------------------------
                                           Name
                                               ------------------------